Exhibit 99.2

Table of Contents Overview: Earnings Release Company Profile Summary of Financial Data Financial Statements: Consolidated Balance Sheets Consolidated Statements of Operations Reconciliations of Net Loss to FFO, AFFO and EBITDA Consolidated Statements of Cash Flows Operating Portfolio: Operating Properties Leasing Statistics Geographic Diversification and 10 Largest Customers Development Summary and Capital Expenditures Capital Structure: Market Capitalization and Debt Summary Interest Summary and Debt Covenants Appendix 1 5 6 7 8 9 10 11 12 14 15 16 17 18

CORESITE REPORTS FIRST QUARTER 2011 RESULTS DENVER, CO - May 5, 2011 - CoreSite Realty Corporation (NYSE: COR), a national provider of powerful, network-rich data centers, today announced financial results for the first quarter 2011. Highlights: Reported revenue of $40 million, representing an increase of $1.6 million, or 4.2%, over the prior quarter Reported FFO of $0.25 per diluted share Executed gross leasing of 75,000 NRSF, including 42,583 NRSF of new and expansion data center leases representing $5.8 million of annualized GAAP rent with a weighted-average lease term of 6 years Achieved a 92.9% rent-retention ratio with 23.3% GAAP rent growth on renewals Increased data center occupancy by 310 basis points over Q4 2010 Tom Ray, CoreSite's Chief Executive Officer, commented, "CoreSite executed its plan purposefully and successfully in the first quarter. We recorded strong leasing momentum marked by robust new and expansion lease executions. We also achieved solid renewal activity, achieving a rent-retention ratio of 92.9% and rent growth of 23.3% on a GAAP basis. Our leasing for the quarter was distributed throughout our national portfolio, reflecting the strength of our national platform and the breadth of our business model. We made significant progress expanding our platform in key markets and remain on schedule with our construction activities at Coronado-Stender and 12100 Sunrise Valley Drive. In summary, we are pleased with our accomplishments for the quarter and excited about our organization's position to achieve our goals for the year." Financial Results The Company reported funds from operations ("FFO") of $11.3 million, or $0.25 per diluted share, for the three months ended March 31, 2011. Total operating revenue for the three months ended March 31, 2011 was approximately $40.0 million, a 4.2% increase on a sequential quarter basis. The Company reported a net loss for the three months ended March 31, 2011 of $7.9 million and a net loss attributable to common shares of $3.4 million, or $0.17 per diluted share. Results from the quarter reflect a charge of $0.6 million in property tax expenses attributable to prior periods. A reconciliation of GAAP net loss to funds from operations can be found in the Company's supplemental financial presentation available on its website at www.CoreSite.com. Operations and Leasing Activity The Company signed approximately 75,000 net rentable square feet ("NRSF") of gross leasing activity, including 52,134 NRSF of new and expansion leases during the quarter. The new and expansion leases were comprised of 42,583 NRSF of data center leases at a weighted average GAAP rate of $137 per NRSF with a weighted average lease term of 6.0 years and 9,551 NRSF of office and light industrial leases at a GAAP rental rate of $30 per NRSF. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 1 Appendix

During the first quarter, data center lease commencements totaled 41,812 NRSF at a weighted average GAAP rental rate of $138 per NRSF. Data center occupancy increased to 83.6% for a gain of 310 basis points from the period ended December 31, 2010. The leases that commenced during the quarter include 22,649 NRSF signed during the quarter and 19,163 NRSF signed in prior periods. As of March 31, 2011, the Company had executed and not yet commenced leases for 40,037 NRSF of space, which upon full commencement will contribute an additional $6.0 million in annualized rent. Renewal leases totaling 22,452 NRSF commenced in the first quarter at a weighted average rate of $158 per NRSF, representing a retention rate of 92.9% and a 23.3% increase over expiring leases on a GAAP basis, or a 16.7% increase on a cash basis. The strong renewal results were driven by activity at the Company's network-dense sites. Development and Redevelopment Activity As of March 31, 2011, the Company owned land and buildings sufficient to increase its operating data center space by 973,590 NRSF, or 86.2%, through the development or redevelopment of (1) 102,686 NRSF of data center space currently under construction, (2) 326,820 NRSF of office and industrial space currently available for redevelopment, (3) 148,234 NRSF of currently operating space targeted for future redevelopment, comprised of 45,283 NRSF of office space and 102,951 NRSF of data center space targeted for upgrade to more robust specifications, and (4) 395,850 NRSF of new data center space that can be developed on land that the Company currently owns at its Coronado-Stender properties. The total estimated cost to complete the 102,686 NRSF under construction at March 31, 2011 plus the 97,946 NRSF of redevelopment the Company plans to commence construction on prior to December 31, 2011 is $137.7 million. $28.4 million has already been incurred through March 31, 2011, including investments during the first quarter of $16.2 million in its 2972 Stender Way project and $4.2 million in its 12100 Sunrise Valley Drive project. The Company estimates that the total cost of 2972 Stender will be $67.0 million and the total cost of the 12100 Sunrise Valley Drive project will be approximately $30.5 million. Balance Sheet and Liquidity As of March 31, 2011, the Company had $125.6 million of total long-term debt equal to 14.4% of the undepreciated book value of total assets and equal to 2.2x annualized adjusted EBITDA for the quarter ended March 31, 2011. At quarter end, the Company had $73.2 million of cash available on its balance sheet and $100.8 million of available capacity under its revolving credit facility. Subsequent to the end of the quarter, CoreSite closed on a discounted payoff of a $10.0 million mezzanine loan that was secured by its 427 LaSalle property, which was scheduled to mature in March 2012. The debt was repaid at a 5% discount to par, resulting in a reduction of $500,000 to the principal balance due at closing. The payoff reduced the Company's 2012 maturities to $30.0 million and total long-term debt to $115.6 million. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 2 Appendix

Dividend On March 15, 2011, the Company's Board of Directors declared a dividend of $0.13 per share of common stock and common stock equivalents for the first quarter of 2011. The dividend was paid on April 15, 2011 to stockholders of record as of March 31, 2011. Upcoming Conferences and Events The Company will participate in NAREIT's REITWeek conference from June 7th through June 9th at the Waldorf Astoria in New York, New York. Conference Call Details The Company will host a conference call May 5th at 12:00 p.m. (Eastern Time) to discuss its financial results, current business trends and market conditions. The call can be accessed live over the phone by dialing (877) 407-9039 for domestic callers and (201) 689-8470 for international callers. A replay will be available shortly after the call and can be accessed by dialing (877) 870-5176 for domestic callers, or for international callers, (858) 384-5517. The passcode for the replay is 370194. The replay will be available until May 12, 2011. Interested parties may also listen to a simultaneous webcast of the conference call by logging on to the Company's website at www.CoreSite.com and clicking on the "Investors" tab. The on- line replay will be available for a limited time beginning immediately following the call. About CoreSite CoreSite Realty Corporation (NYSE: COR) delivers powerful, network-rich data centers that optimize, secure and interconnect the mission-critical IT assets of the world's top organizations. 600+ customers, including Global 1000 enterprises, cloud providers, financial firms, and government agencies, choose CoreSite for reliability, service and expertise in delivering customized, flexible data center solutions. CoreSite offers private data centers and suites, cage-to-cabinet colocation, and interconnection services, such as Any2, CoreSite's Internet exchange. The Company's portfolio comprises more than two million square feet, including space held for redevelopment and development, and provides access to more than 200 network service providers via 11 data centers in seven key U.S. economic centers. Obtain more information at www.CoreSite.com. CoreSite Investor Relations Contact +1 303.222.7276 InvestorRelations@CoreSite.com CoreSite Media Contact Mark Jobson +1 303.405.1004 Mark.Jobson@CoreSite.com Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 3 Appendix

Forward Looking Statements This earnings release and accompanying supplemental information may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. These risks include, without limitation: the geographic concentration of the Company's data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; fluctuations in interest rates and increased operating costs; difficulties in identifying properties to acquire and completing acquisitions; significant industry competition; the Company's failure to obtain necessary outside financing; the Company's failure to qualify or maintain our status as a REIT; financial market fluctuations; changes in real estate and zoning laws and increases in real property tax rates; and other factors affecting the real estate industry generally. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the Company's annual report on Form 10-K for the year ended December 31, 2010, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 4 Appendix

Company Profile The company's real estate portfolio comprises more than two million square feet, including space held for redevelopment and development, and provides access to over 200 network service providers. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 5 Appendix

Summary of Financial Data (in thousands, except share, per share and NRSF data) Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 6 Appendix

Consolidated Balance Sheets (in thousands, except share and per share data) Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 7 Appendix Overview

Consolidated Statements of Operations (in thousands, except share and per share data) Operating Portfolio Development and Capital Expenditures Capital Structure 8 Appendix Overview Financial Statements

Reconciliations of Net Loss to FFO, AFFO and EBITDA (in thousands, except share and per share data) Reconciliation of net loss to FFO: Reconciliation of FFO to AFFO: Reconciliation of net loss to EBITDA and adjusted EBITDA: Operating Portfolio Development and Capital Expenditures Capital Structure 9 Appendix Overview Financial Statements

Consolidated Statements of Cash Flows (in thousands) Operating Portfolio Development and Capital Expenditures Capital Structure 10 Appendix Overview Financial Statements

Operating Properties (in thousands, except NRSF data) Financial Statements Development and Capital Expenditures Capital Structure 11 Appendix Operating Portfolio Overview

Leasing Statistics Data Center Leasing Activity Lease Expirations (total operating properties) Financial Statements Development and Capital Expenditures Capital Structure 12 Appendix Operating Portfolio Overview

Leasing Statistics Lease Distribution (total operating properties) Data Center NRSF Signed But Not Yet Commenced Rollforward Financial Statements Development and Capital Expenditures Capital Structure 13 Appendix Operating Portfolio Overview

Geographic Diversification and 10 Largest Customers Geographic Diversification 10 Largest Customers (in thousands, except NRSF data) Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 14 Appendix Overview

Development Summary and Capital Expenditures (in thousands, except NRSF data) Development Summary as of March 31, 2011 Capital Expenditures Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 15 Appendix Overview

Market Capitalization and Debt Summary Debt Summary(1) Debt Maturities(1) (in thousands, except per share data) Market Capitalization Financial Statements Operating Portfolio Development and Capital Expenditures 16 Appendix Overview Capital Structure

Interest Summary and Debt Covenants Debt Covenants (in thousands) ) Interest Expense Components Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 17 Appendix Overview

Appendix This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non- GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. Definitions Funds From Operations "FFO" - is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity, an alternative to net income, cash provided by operating activities or any other performance measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations "AFFO" - is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: Plus: Amortization of deferred financing costs Plus: Non-cash compensation Plus: Non-real estate depreciation Plus: Below market debt amortization Less: Straight line rents adjustments Less: Above and below market leases Less: Maintenance capital investment Less: Tenant improvement capital investment Less: Capitalized leasing commissions Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 18 Appendix Overview

Appendix AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely reported measure by other REITs, however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA - EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding our non-cash compensation expense to EBITDA. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utilization as a cash flow measurement is limited. Yield on cost - Yield on cost is a supplemental measure of our performance relating to development and redevelopment projects. We calculate yield on cost as stabilized net operating income divided by total capital costs incurred related to a development or redevelopment project. We calculate net operating income as EBITDA plus general and administrative expenses added back. We determine stabilization upon reaching a minimum of 85% occupancy in new space delivered by the redevelopment or development project. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 19 Appendix